EXHIBIT 10.33


                         TACOMA EXPORT MARKETING COMPANY

                   AMENDED AND RESTATED PARTNERSHIP AGREEMENT

                                     BETWEEN

                              CARGILL, INCORPORATED

                                       AND

                        CENEX HARVEST STATES COOPERATIVES

                            DATED AS OF JULY 12, 1999


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         THIS AMENDED AND RESTATED PARTNERSHIP AGREEMENT made as of this 12th day of July, 1999, between CENEX HARVEST STATES COOPERATIVES, a Minnesota corporation ("Cenex Harvest States") and CARGILL, INCORPORATED, a Delaware corporation ("Cargill").

                                   WITNESSETH:

          WHEREAS, Cenex Harvest States and Continental Grain Company ("Continental") formed this general partnership dated as of September 28, 1992 for the purpose of engaging in the buying, selling, storing and handling of certain feedgrains and oilseeds for export from the Pacific Northwest, United States primarily through Continental's leased facility at Tacoma, Washington (the "Tacoma Facility") and such other business activities as were related thereto; and

         WHEREAS, the partnership formed thereby subleased the Tacoma Facility from Continental; and

          WHEREAS, Cenex Harvest States and Continental amended the Partnership Agreement dated September 28, 1992 with that certain Amendment No. 1 dated June 1, 1997; and

          WHEREAS, Cargill has purchased and taken an assignment of Continental's interest in the partnership, the Tacoma Facility and the sublease between Continental and the partnership; and

          WHEREAS, the partnership desires to put grain through Cargill's leased facility at Seattle, Washington (the "Seattle Facility"); and

          WHEREAS, Cenex Harvest States and Cargill, as partners in the partnership, wish to amend certain terms and conditions of the Agreement and to restate the Agreement as amended.

          NOW, THEREFORE, in consideration of the premises and covenants and agreements hereinafter set forth, the Partners hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

                   Definitions. The following terms wherever used in this Agreement shall have the meanings hereinafter assigned to them:

                   "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person.



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                   "Agreement" means this Amended and Restated Partnership
Agreement as in effect on the date hereof and as the same may be modified or amended by action of the Partners as provided herein.

                   "Control" (including "controlling", "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person by ownership of more than 50% of the voting securities of a corporation or by contract or otherwise.

                   "Controlling Affiliate" means, with respect to any Person, any Affiliate of such Person that Controls such Person.

                   "Encumbrance" means and includes any mortgage, pledge, lien, charge, encumbrance, lease, sublease, security interest or trust interest; and to "Encumber" an asset is to create an Encumbrance thereon.

                   "Feedgrains" means the corn and sorghum as provided in
Section 7.1.

                   "Fundamental Issues" means those issues which require the vote of both of the Partners or the approval of the Management Committee, as provided in Section 5.3.

                   "Management Committee" means the Management Committee constituted as provided in Section 5.2.

                   "Net Income" and "Net Loss" shall mean the income and losses of the Partnership, determined on an accrual basis in accordance with generally accepted accounting principles consistently applied, after all expenses of the Partnership have been taken into account (including allowances for depreciation or amortization of Partnership assets) and shall include gain or loss realized by the Partnership on the sale or the disposition of assets in connection with a dissolution of the Partnership pursuant to Article XI.

                   "Oilseeds" means soybeans as provided in Section 7.1.

                   "Partner" or "Partners" means Cargill or Cenex Harvest States or both Cargill and Cenex Harvest States, as the case may be, and their permitted successors and assigns.

                   "Partner Account" means, with respect to each Partner, the account maintained for such Partner in accordance with Section 10.10.

                   "Partner Interest" means the interest of a Partner in the Partnership.



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                   "Partnership Law" means the Washington Uniform Partnership
Act, Ch. 25.04 RCW as amended from time to time.

                   "Person" means any natural person, firm, trust, partnership, joint venture, unincorporated association, corporation, government or governmental agency.

                   "Prime Rate" means the prime or base rate announced from time to time by the Chase Manhattan Bank, N.A. The Prime Rate shall be adjusted on a [daily] basis.

                   "Secretary" means the Secretary of the Partnership as provided in Section 6.2.

                   "Share", when used with respect to either Partner means fifty percent (50%) unless and until such percentage shall be changed by a vote of the Partners.

                   "Treasurer" means the Treasurer of the Partnership as provided in Section 6.3.

                                   ARTICLE II

          2.1 The Partnership. The Partners hereby form and constitute a partnership as a general partnership (the "Partnership") under the Partnership Law of the State of Washington upon the terms and conditions set forth in this Agreement. Except as otherwise provided in this Agreement, the rights and liabilities of the Partners shall be governed by the Partnership Law.

          2.2 Name. The Partnership shall operate under the name of Tacoma Export Marketing Company ("TEMCO").

          2.3 Principal Office. The principal office of the Partnership shall be located at 5500 Cenex Drive, Inver Grove Heights, Minnesota 55077 or at such other place as may be designated by the Management Committee as hereinafter defined.

          2.4 Duration. The Partnership commenced on or about September 15, 1992 and shall continue for a term of five years after the date of this Agreement, unless sooner terminated as provided herein. In the event Cargill and Cenex Harvest States reach a written, executed agreement regarding additional areas of potential synergies within twelve months of the date of this Agreement, the term of the Partnership shall be extended automatically until the expiration or termination of Cargill's lease of either the Tacoma Facility or the Seattle Facility, as from time to time extended, whichever shall first occur, unless sooner terminated as provided herein.

          2.5 Purpose. The purpose of the Partnership is to engage in the business of buying, trading, selling, handling and transporting for export and exporting Feedgrains



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and Oilseeds, as defined in Section 7.1, from the Pacific Northwest, United
States through the Tacoma Facility and through the Seattle Facility pursuant to a put through agreement with the operator of the Seattle Facilityto Pacific Basin destinations and engaging in such other activities and business as may be incidental or related thereto or necessary or desirable in furtherance of such purpose. The Partnership shall establish or cause to be established such business organizations and shall own, directly or indirectly, such assets as the Partners shall agree are appropriate to achieve the purpose of the Partnership.

          2.6 Scope. The Partnership is and shall be a partnership only for the purposes specified in this Agreement and nothing contained in this Agreement shall be deemed to create a general partnership between the Partners with respect to any activities whatsoever other than activities within the proper business purposes of the Partnership. Neither of the Partners shall have the power to bind the other Partner or the Partnership except as specifically provided in this Agreement. Neither of the Partners or the Partnership shall be responsible or liable for any indebtedness, liability or obligation of the other Partner incurred either before or after the execution of this Agreement except for indebtedness, liabilities, and obligations incurred after the execution of this Agreement in connection with authorized activities within the proper business purposes of the Partnership. Each Partner, respectively, hereby indemnifies and agrees to hold the other Partner, and its Affiliates and directors and officers, and the Partnership harmless from and against all such indebtedness, liabilities and obligations incurred by it which are not authorized and within the proper business purposes of the Partnership.

                                   ARTICLE III

          3.1 Initial Capital Contributions. The initial capital of the Partnership shall consist of $100.00 cash, contributed by the Partners in proportion to their Shares. Each Partner shall make its initial capital contribution contemporaneous with the execution of this Agreement.

          3.2 Additional Capital Contributions.

          (a) The Partners agree that the Partnership shall meet its capital needs through the borrowing of funds as provided in Section 10.3 and that unless specifically agreed to by the Partners and except as set forth in this Section 3.2, the Partners shall not be obligated to make any additional capital contributions to the Partnership. If the Partners agree to make additional capital contributions, the contributions shall be made at such times, in such amounts and under such conditions as shall be determined by the Partners in accordance with the provisions of this Agreement.

          (b) No interest shall accrue on any Partner's Partner Account. A Partner shall not be entitled to withdraw any part of its capital in the Partnership or to receive any capital distribution from the Partnership except as part of a distribution of capital agreed to by the Management Committee as hereinafter defined or as provided in Article XI.



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          (c) All capital contributions and other payments required or permitted to be made by a Partner under this Agreement shall be either in cash or, at the request of any Partner and if agreed to by the Management Committee, on such conditions and for such fair value as the Management Committee as hereinafter defined shall so determine, in kind.

          (d) If a Partner (a "Delinquent Partner") shall fail to make when due a contribution required pursuant to this Agreement, the other Partner (the "Contributing Partner") may, in its sole discretion, advance all or part of that amount to the Partnership. Such advance shall be deemed to be a demand loan by the contributing Partner to the Delinquent Partner at an interest rate equal to 2% in excess of the Prime Rate for the period during which the advance is outstanding. This loan shall be repaid, together with such interest, by the Delinquent Partner promptly upon demand from any funds of the Delinquent Partner, including, without limitation, any distribution from the Partnership which would otherwise be payable to the Delinquent Partner. Unless and until the Delinquent Partner makes such repayment, the Partnership shall make no cash distribution to such Partner (except that a cash distribution shall be applied to make such repayment and the balance then made to the formerly Delinquent Partner) The Contributing Partner to which such debt is due (or to which a debt pursuant to Article VIII is due) shall have a security interest in the Partner Interest of the Delinquent Partner to secure such amounts owed to it, and such security interest is hereby granted by each Partner. To the extent that the principal amount of the delinquency is repaid, the principal amount of such repayment (excluding any interest) shall be deemed a contribution to the capital of the Partnership by the Delinquent Partner and shall be reflected as such in the Partner Account of the Delinquent Partner.

                                   ARTICLE IV

          4.1 Allocation of Profits and Losses. Except as otherwise specifically provided in Section 10.10; all items of Net Income and Net Loss shall be allocated to the Partners in accordance with their respective Shares.

                                    ARTICLE V

          5.1 Voting and Meeting of the Partners. Each Partner shall have an equal vote in the management of the Partnership. Meetings of the Partners may be called by either Partner on ten (10) Business Days prior notice to discuss any matter including, without limitation, any matter related to the finances, operations, management, policies, or personnel of the Partnership. Notice of meetings may be waived by the Partner entitled to such notice.




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          5.2 Management Committee.

          (a) The conduct of the business and affairs of the Partnership shall be managed by a standing Management Committee consisting of four (4) members, with each Partner appointing two (2) regular members and such alternate members as such Partner deems advisable. Each of the Partners may initially appoint or replace any or all of its members or alternate members of the Management Committee by written notice to the Partnership and the other Partner. Each of the Partners shall at all times maintain in effect the appointment of at least one (1) member of the Management Committee. Each member of the Management Committee shall serve for indefinite terms at the pleasure of the appointing Partner.

          (b) The Management Committee shall meet not less than quarterly at such times and places as it may determine. Meetings of the Management Committee may be called by one (1) member of the Management Committee. The General Manager shall have the right to attend all meetings of the Management Committee but shall not be entitled to participate in the voting on any decision or other matter before the Management Committee. Notice of each meeting of the Management Committee shall be telexed, telecopied, sent by mail or delivered personally, or by telephone, to each regular and alternate member not later than ten (10) Business Days before the date on which the meeting is to be held. Notice of meetings may be waived by the member or members entitled to such notice.

          (c) The attendance of one (1) member from each Partner shall constitute a quorum for the transaction of business of the management Committee. Each member at the meeting shall be entitled to one vote for each matter to be voted upon by the Management Committee. Any decision or approval before the Management Committee shall be taken by majority vote of those of the Management Committee present or participating in a meeting at which a quorum is present; provided, however, no action shall be authorized unless at least one (1) member appointed by each Partner votes affirmatively on such action. The failure of the Management Committee to authorize action with respect to any matter pursuant to the foregoing sentence shall constitute a Deadlocked Matter pursuant to Section 5.4.

          (d) Any decision or approval of the Management Committee may be made without a meeting if either (i) such decision is first approved in writing by one of the members or alternates of each of the Partners or (ii) such meeting is held by means of a conference telephone or similar communications equipment allowing all Persons participating in the meeting to hear each other at the same time.

          (e) The regular members of the Management Committee shall alternately act as chairman of meetings of the Management Committee. Minutes of all meeting shall be prepared by the Secretary and shall be distributed to all regular members (and alternate members if present at a meeting) within thirty (30) days following any meeting.



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          5.3 Fundamental Issues. No action may be taken or decision made which binds the Partnership by the General Manager, any Partner on behalf of the Partnership, or the Partnership, with regard to any of the Fundamental Issues without the vote (or written consent) of the Management Committee in accordance with Section 5.2(c). Fundamental Issues shall include decisions and actions on the following matters, and such other matters as may be deemed Fundamental Issues, from time to time, by the Management Committee:

          (a) calls for additional capital or guarantees hereunder;

          (b) the issuance of any notes, bonds, debentures or other obligations by the Partnership, or the incurrence of or assumption of any indebtedness if, after giving effect thereto, the aggregate principal amount of all such indebtedness of the Partnership, other than indebtedness previously approved by the Management Committee (including, without limitation, the utilization by the Partnership of lines of credit previously approved by the Management Committee for the purpose of financing the business of the Partnership in the ordinary course), would either (i) exceed the amounts specifically provided therefor and sufficiently identified in the Partnership's current annual budgets referred to in Sections 5.3(p) and 10.1, or (ii) result in direct or indirect liability on either or both of the Partners for repayment of such indebtedness;

          (c) any acquisition, disposition, sale, conveyance, lease, sublease, exchange or other disposition of any interest in the Tacoma Facility other than the subleases contemplated by Section 7.2 hereof;

          (d) the acquisition, disposition, sale, conveyance, lease, sublease, exchange or other disposition of real property having a value greater than a threshold amount to be determined by the Management Committee;

          (e) the acquisition, disposition, sale, conveyance, lease, sublease, exchange or other disposition of personal property, other than agricultural commodities traded in the ordinary course of business, with a value greater than a threshold amount to be determined by the Management Committee;

          (f) investing in any Person;

          (g) the establishment of trading position limits for agricultural commodities traded by the Partnership;

          (h) the making of loans or provision of guaranties, or the extension or pledge of credit to others, except endorsements and extensions of credit in the ordinary course of business;

          (i) the sale of any equity interests (or operation, warrant, conversion in similar rights with respect thereto) in the Partnership;



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          (j) the selection, appointment, remuneration, removal and
determination of the terms and conditions of employment agreements of officers, executives and key employees of the Partnership;

          (k) the payment of bonuses and perquisites to officers, executives and key employees of the Partnership;

          (l) the confession of any judgment against the Partnership or the creation, assumption, incurrence, or suffering to be created, assumed or incurred or to exist of, any encumbrance upon any of the assets or property of the Partnership, or the acquisition or holding or agreement to acquire or hold such property or assets subject to any encumbrance other than (i) liens for taxes not yet due or which are being contested in good faith by appropriate proceedings, and (ii) other minor encumbrances incidental to the conduct of the business of the Partnership or the ownership of its property and assets which are not incurred in connection with the borrowing of money or the obtaining of advances or credit, and which do not in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Partnership;

          (m) the compromise or submission to arbitration (other than contract specifically providing for arbitration) or litigation of any claim due, or any dispute or controversy involving the Partnership for any claim, dispute or controversy in excess of any amount to be determined by the Management Committee;

          (n) the entering into of any contract or commitment (other than those contracts made in the ordinary course of business) involving aggregate expenditures in excess of an amount to be determined by the Management Committee;

          (o) the entering into any contract or commitment (other than those commodity, sales and purchase contracts made in the ordinary course of the Partnership's grain merchandising business) involving either Partner, or any of their Affiliates;

          (p) the approval of the annual business operating budget, capital expenditure budget and business plan and the amount of cash for distribution and adoption of other major financial policies of the Partnership;

          (q) the approval of the opening financial statements of the Partnership as referred to in Section 10.7;

          (r) the appointment and removal of the independent accountants for the Partnership;

          (s) the appointment and removal of the Liquidator of the Partnership pursuant to Section 11.2;



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          (t) any material changes in the purposes of the Partnership beyond that expressly contemplated by this Agreement as provided in Section 2.5;

          (u) the voluntary dissolution and winding-up of the Partnership, provided, however, that this provision shall in no way limit the rights of the Partners under Article XI.

          (v) any changes in the scope or method of operations or business policies of the Partnership which is likely to materially increase the working capital or cash requirements of the Partnership.

          (w) approval of the credit policy applicable to export sales and any material deviation therefrom.

          5.4 Deadlock.

          If the Management Committee cannot agree on any Fundamental Issue within thirty (30) days following the Management Committee meeting at which a decision on such Fundamental Issue was sought, or within thirty (30) days of any such Fundamental Issue being submitted to the members of the Management Committee for approval, then such matter shall be submitted to the Chief Executive Officer of Cenex Harvest States and the Sector President of Cargill to resolve. If the above mentioned executives of the Partners are unable to resolve such deadlocked Fundamental Issue within thirty (30) days following submission of the matter to them for resolution, and such Fundamental Issue has or will have a material adverse effect on the business of the Partnership, then the matter shall be submitted to arbitration in accordance with Section 12.2 of this Agreement.

          5.5 Subcommittees. The Management Committee may appoint such subcommittees as it deems advisable, each with an equal number of representatives from each Partner.

                                   ARTICLE VI
                             OFFICERS AND EMPLOYEES

          6.1 The General Manager.

          (a) The General Manager shall be a Cargill employee so long as the administration and trading functions of the Partnership are predominantly operated out of Cenex Harvest States' facilities. If the Partnership's administration and trading functions are moved to any Cargill facility, the General Manager shall be an employee of Cenex Harvest States. The General Manager is hereby vested with such executive and financial authority as to enable him to direct the business and affairs of the Partnership, subject to the directions of the Management Committee and in accordance



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with this Agreement and the annual budget adopted by the Management Committee.
The General Manager shall be authorized to execute documents within the scope of his authority on behalf of the Partnership which will bind the Partnership without the necessity of obtaining the signature of either of the Partners. The General Manager shall be responsible for the implementation of the various decisions of the Management Committee and for the day to day management and operation of the Partnership. The General Manager shall regularly inform the Management Committee of the Partnership's ongoing activities. The General Manager shall report to and take direction from the Management Committee. The General Manager shall enter into transactions on behalf of the Partnership except that the General Manager is not authorized to take any action on a Fundamental Issue unless such action shall have been approved by the Management Committee pursuant to Section 5.2(c).

          (b) The General Manager shall provide the following reports to the Management Committee:

                   (i) daily position reports;

                   (ii) a weekly management report;

                   (iii) a monthly report on the financial condition and the business prospects of the Partnership;

                   (iv) a monthly report summarizing all claims made and suits filed against the Partnership, all potential claims and suits, and the final settlement or other resolution of claims and suits; and

                   (v) other reports requested by the Management Committee or one of the Partners.

          6.2 Secretary. The Secretary shall be appointed by the Management Committee and shall report to the General Manager. The Secretary shall act as Secretary of all meetings of the Management Committee, shall keep the minutes thereof in the proper book or books to be provided for that purpose, shall see that all notices required to be given by the Partnership are duly given and served, shall have charge of the books, records and papers of the Partnership relating to its organization and management as a Partnership, and shall see that the reports, statements and other documents required by law are properly kept and filed; and shall, in general, perform all the duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the Management Committee and the General Manager.

          6.3 Treasurer. The Treasurer shall be appointed by the Management Committee. The Treasurer shall report to the Management Committee. The Treasurer shall perform all the duties assigned to him by this Agreement including, without limitation, (a) arranging for the Partnership to borrow funds pursuant to Section 10.3; (b)



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submission to each Partner of quarterly comparisons pursuant to Section 10.1(b), current cash estimates pursuant to Section 10.2, and statements relating to Emergency Needs pursuant to Section 10.2(b); (c) determination of the amount of Cash for Distribution and the distribution of such Cash for Distribution pursuant to Section 10.4; (d) causing to be prepared and given to each Partner unaudited financial statements pursuant to Section 10.8(b); (e) having charge of, and being responsible for, all funds, securities and notes of the Partnership; (f) receiving and giving receipts for moneys due and payable to the Partnership from any sources whatsoever; (g) depositing all such moneys in the name of the Partnership in such banks, trust companies or other depositaries as shall be selected by the Management Committee; (h) against proper vouchers, causing such funds to be disbursed by checks or drafts on the authorized depositaries of the Partnership, and being responsible for accuracy of the amounts of all moneys so disbursed; (i) regularly entering or causing to be entered into books to be kept by him or under his discretion full and adequate account of all moneys received or paid by him for the account of the Partnership; (j) having the right to require, from time to time, reports or statements giving such information as he may desire with respect to any and all financial transactions of the Partnership from the officers or agents transacting the same; and, (k) in general, all the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him by the Management Committee or the General Manager.

          6.4 Other Persons. The Management Committee may appoint such other executive and management employees, including Persons employed by Cargill or Cenex Harvest States, as it shall from time to time deem appropriate, and may approve a plan for hiring of other salaried employees including employees from Cargill and Cenex Harvest States.

          6.5 Appointment and Removal of Officers and Employees. The appointment and removal of officers and employees of the Partnership shall be made by the Management Committee. Either Partner may request the removal of any officer or employee.

          6.6 Affiliations. The officers, executives and other employees of the Partnership may also be employees of the Partners or their Affiliates, and shall not be required (except as may be determined by the Management Committee) to be full-time employees of the Partnership. The Management Committee and the Partners will agree on the designation of employees of the respective Partners to be made available by the respective Partners for the purpose of providing marketing, transportation, logistics, export administration, grain settlements, accounting and other services, for and on behalf of the Partnership. Such designated employees shall at all times remain employees of the respective Partners. The duties performed by such designated employees for and on behalf of the Partnership in conducting and performing Partnership business shall be Partnership business activities. In consideration of each of the Partner's making such employees available to the Partnership, the Partnership shall pay to each of the Partners the charges for services by and other expenses



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incurred by such designated employees in performing Partnership business and agreed by the Management Committee as reflected in the operating budget. The Partnership shall have the right to direct the action of such designated employees in performance of their duties for and on behalf of the Partnership. If the Partnership does not desire to maintain the services of any such designated employee, the Partnership may so advise the respective Partner employing such designated employee and such Partner shall cause the designated employee to cease performing such services for and on behalf of the Partnership. Each Partner retains the right to fire its employees even if designated to the Partnership or to transfer any such employee to other duties within the business of such Partner; provided, however, that such Partner will cooperate with the Partnership to provide a suitable replacement so that the services of like kind provided by such dismissed or transferred employee will continue to be provided to the Partnership.

          6.7 Exculpation. Any regular or alternate member of the Management Committee, the officers, executives and employees' of the Partnership which are employed by either Partner or its Affiliate shall not be liable to the Partnership or to the Partners for any action taken or omitted to be taken by him with respect to the Partnership, except to the extent any such act or omission was attributable to the willful misconduct, gross negligence or bad faith of such member of the Management Committee, officer, executive or employee.

                                   ARTICLE VII

          7.1 The Partnership business shall be limited to corn and sorghum ("Feedgrains") and soybeans ("Oilseeds") destined primarily for export from the Pacific Northwest, United States. The Partnership intends to source Feedgrains and Oilseeds from its Partners and its Partners intend to supply Feedgrains and Oilseeds on market terms from their grain originating facilities and, in the case of Cenex Harvest States, its affiliated cooperatives from which it purchases such Feedgrains and Oilseeds, customarily tributary to the Pacific Northwest export market.

          7.2 In order to facilitate the ability of the Partnership to transport and handle the Feedgrains and Oilseeds which it intends to market into export channels, the Partnership desires to utilize the Tacoma Facility and has entered into the Sublease Agreement between Continental and the Partnership dated September 28, 1992 and amended by that certain Amendment No. 1 to Sublease dated June 1, 1997 and amended and restated in that certain Amended and Restated Sublease executed concurrently with the execution of this Agreement (the "Tacoma Facility Sublease"). The Tacoma Facility Sublease shall terminate on the termination, expiration or dissolution of the Partnership.

          7.3 Each Partner agrees to commit all of its Feedgrains and Oilseeds origination which is tributary to the Pacific Northwest United States (not to include California) ("PNW") for export to the Partnership. Whether origination is tributary to the



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PNW for export shall be based upon what is the best market (i.e., what is the best net value to the Partner originating and selling the grain) for such grain at the time the grain is to be liquidated. If markets offer equal value, origination shall be split equally between the markets, unless doing so negatively impacts the net value to the Partner. Grain shall be transferred to the Partnership by the Partners at the Partnership's bid price for such grain.

          The Partners further agree that the Partnership shall be the exclusive export marketing vehicle for each of them and their Affiliates for Feedgrains and Oilseeds exported through the PNW.

          Upon request of either Partner, the other Partner shall provide information reasonably requested to the requesting Partner to verify compliance with the terms of this section.

          7.4 The Partnership shall also provide throughput services for wheat, barley or other commodities at the Tacoma Facility for either Partner from time to time at market rates as determined by the parties.

                                  ARTICLE VIII
                   NATURE OF OBLIGATIONS; INDEMNITIES; CHARGES

          8.1 Obligations. As between the Partners, no Partner shall be liable or bear responsibility for more than its Share of each and all of the costs, expenses, liabilities and charges incurred or accrued by the Partnership. If any Partner shall pay or be required to pay, discharge or otherwise bear responsibility for any amount in excess of its share of the costs, expenses, liabilities and charges incurred or accrued by the Partnership, (i) such payment shall be deemed a demand loan by the advancing Partner to the other Partner, and shall be treated in the same manner as a loan pursuant to Section 3.2(d), and
(ii) the other Partner covenants and agrees to indemnify, hold harmless and reimburse such Partner against and for the amount of such excess.

          8.2 Indemnities. Each Partner covenants and agrees to indemnify and hold harmless the Partnership and the other Partner from and against any and all damage, losses and expenses caused by or arising out of any and all of the following: (i) any failure to perform any obligation required to be performed by such Partner hereunder and (ii) any wrongful or negligent act or omission by such Partner in connection with the Partnership's property or the ownership or operation thereof.

          8.3 Charges. Upon the request of the General Manager or the Management Committee, either Partner, without charge, shall provide to the Partnership basic management and administrative advice and consultation of the kind generally provided by corporate staff to operating line functions and, including but not limited to, legal services, loss prevention and safety counseling, transportation and human resources



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counseling, and insurance counseling (but excluding management information services), so long as that Partner is providing those services to its other business segments.

          8.4 Nature of Obligations; Indemnities; Charges. The expenses incurred by Cargill in its Portland, Oregon office to provide the Partnership with export administration support shall be provided at no cost to the Partnership. Similarly, the expenses incurred by Cenex Harvest States in its St. Paul, Minnesota office to provide the Partnership with accounting and trading administration support shall be provided at no cost to the Partnership. The Management Committee shall oversee the provision of these services as well as those covered by Section 8.3, and in the event the contribution by the Partners is not generally equal, the Management Committee shall take such action as it deems necessary, such as having the Partnership pay one or both Partners for some or all of such services.

          8.5 Insurance. The Partnership shall purchase and maintain commercial general liability and property insurance on the Tacoma Facility and other insurance coverages, with deductibles and limits, as established and approved by the Management Committee. Initially, the Management Committee establishes and approves the insurance with the coverages, limits and deductibles set forth on the Certificates of Insurance attached hereto as Exhibit A. The coverages, limits and deductibles shall not be changed without the approval of the Management Committee.

                                   ARTICLE IX
                              TRANSFER OF INTERESTS

          9.1 No Transfer of Interest. Except as hereinafter otherwise provided in this Article IX, during the term of this Agreement, no Partner (or any successor) shall, directly or indirectly in any manner, sell, transfer, assign, encumber or otherwise dispose of any interest in the Partnership, nor shall any such interest be subject, in whole or in part, directly or indirectly, to sale, transfer, assignment, encumbrance or other disposition by operation of law or agreement, without the prior written consent of the other Partner, and any attempt so to do shall be void.

          9.2 Transfer to Affiliates. Notwithstanding anything in Section 9.1 to the contrary, any Partner may sell, transfer or otherwise dispose of its Partner Interest to any entity which is an Affiliate of such Partner or of the ultimate Controlling Affiliate of such Partner, subject, however, to the conditions that
(i) in the opinion of counsel to the Partnership, such sale, transfer or other disposition would not (a) constitute a default under any material agreement to which the Partnership is a party or (b) result in the termination of the Partnership for Federal income tax purposes, (ii) the transferee may not be a debtor subject to any proceeding under Title 7 or 11 of the United States Bankruptcy Code or any successor legislation or similar state legislation (unless otherwise consented to in writing by the other Partner) , and (iii) the transferor and its

Affiliates shall not be released from any of its or their obligations under this Agreement or the Subleases.

          9.3 Reasonableness of Restrictions. Each Partner acknowledges and agrees that the restrictions on the transfer of interests herein are reasonable in view of the purpose and intent of the Partners.

          9.4 Certain Encumbrances Permitted. Anything in this Agreement to the contrary notwithstanding, any Partner (and the Affiliates of any Partner) may encumber all or part of such Partner's Partner Interest to the extent and in the manner which may be required pursuant to financing agreements contemplated by
Section 10.3.

                                    ARTICLE X
                                FINANCIAL MATTERS

          10.1 Programs and Budgets.

          (a) The General Manager shall, not later than one (1) month prior to the commencement of the next succeeding fiscal year of the Partnership, prepare and submit to the Management Committee for its review and approval a business operating budget and a capital expenditure budget for such fiscal year.

          (b) Not later than the 25th calendar day after the close of each fiscal quarter, the Controller shall submit to each Partner a comparison, for the immediately preceding quarter and for the year to date, of the results of operations of the Partnership with the applicable fiscal year budget.

          10.2 Estimates on Cash Needs.

          (a) Based on the budgets referred to in Section 10.1(a) and the quarterly comparisons referred to in Section 10.1(b), the Treasurer will, at such time and for such periods as requested by the Management Committee, submit to the Management Committee a current cash estimate showing: (i) the estimated cash disbursements which the Partnership will be required to make during the next succeeding calendar period for operating costs; (ii) estimated receipts;
(iii) amounts needed for additional working capital; and (iv) the amount of funds ("Cash Needs") that will be required to cover the amount, if any, by which estimated cash disbursements and amounts needed for additional working capital exceed estimated receipts available to cover such cash disbursements and additional working capital. The current cash estimate shall also specify the dates on which the Partnership must receive the necessary funds.

          (b) In the event an emergency requires cash payments ("Emergency Needs") not provided for by such current cash estimates, the General Manager or the Treasurer, may at any time furnish a statement thereof to the Management Committee, giving the maximum period of notice for any such additional cash payments as is practicable in the circumstances, specifying in detail the reasons for such emergency cash payment and the amount thereof. Upon receipt of such emergency cash statement, the Management Committee shall promptly decide, taking into account the circumstances, how the Emergency Needs shall be met.

          (c) Unless otherwise agreed by the Management Committee, the Cash Needs and the Emergency Needs shall be made through borrowings of the Partnership in accordance with Section 10.3.

          10.3 Partnership Borrowings and Partner Loans. In the event that the Management Committee decides at any time during the term of this Agreement that it is desirable for the Partnership to borrow funds to acquire significant inventories or to meet the Cash Needs, Emergency Needs or other requirements of the Partnership, the Treasurer shall, within the limits of his authority as defined by the Management Committee, negotiate on behalf of the Partnership to borrow such funds from financial institutions. The Management Committee may approve, reject, or modify the terms negotiated by the Treasurer and may negotiate or authorize others to negotiate borrowings on behalf of the Partnership in order to find terms more beneficial to the Partnership. The Partnership may, upon approval of the Management Committee, also borrow from the Partners, based on their respective Shares, on terms to be separately agreed. The parties agree to use their best efforts to obtain Partnership borrowings from financing institutions who will agree to limit recourse to each Partner to 50% of any sums financed.

          10.4 Cash for Distribution. The Treasurer shall determine, at such times as requested by the Management Committee, the amount of cash for distribution and shall distribute such cash for distribution, if any, to the Partners, in accordance with their Shares; provided, however, that (a) if any Partner has advanced loans to a Delinquent Partner, the distributions otherwise payable to the Delinquent Partner shall be made to the other Partner up to an amount sufficient to repay such loans in full with interest, and (b) if any Partner is in default or delinquent in respect of an obligation to the Partnership, no distribution shall be made to such Partner until such default is cured or such delinquent obligation is paid.

          10.5 Deposits and Investments. The funds of the Partnership shall be deposited in the name of the Partnership in accounts designated by the Management Committee in banks or banking institutions to be selected by the Management Committed or invested in such manner as shall be authorized by the Management Committee. The Management Committee shall prescribe such procedures as its shall deem necessary with respect to making such investments.

          10.6 Fiscal Year. The fiscal year of the Partnership shall end on August 31 in each year.

          10.7 Books of Account.

          (a) The Management Committee shall approve the opening financial statements for the Partnership as of the date hereof.

          (b) Accurate books of account of the Partnership shall be maintained in accordance with generally accepted accounting principles consistently applied. In those instances in which more than one generally accepted accounting principle can be applied, the Management Committee shall determine, in consultation with the Partnership's independent accountants, which principle will be adopted by the Partnership. Such books shall at any reasonable time be available for examination by either Partner or Persons acting on its behalf at the sole expense of such Partner.

          10.8 Financial Statements.

          (a) Within ninety (90) days after the close of each fiscal year of the Partnership there shall be prepared and submitted to each Partner the following financial statements, accompanied by the report thereon of the independent accountants for the Partnership:

                   (1) a balance sheet of the Partnership as at the end of such fiscal year;

                   (2) a statement of profit and loss for such fiscal year;

                   (3) a statement of changes in financial position; and

                   (4) a statement of the respective Partner Accounts and changes therein for such fiscal year.

          (b) Within twenty (20) Business Days after the close of each fiscal month the Treasurer will cause to be prepared and given to each Partner unaudited financial statements comparable to those referred to in Section 10.8(a)(1) and (2).

          10.9 Tax Matters.

          (a) The Partners hereby agree that the Partnership shall be treated as a partnership for purposes of United States, Federal, state and local income tax or other taxes, and further agree not to take any position or make any election, in a tax return or otherwise, inconsistent therewith.

          (b) The Management Committee shall cause all required United States Federal, state and local partnership income, franchise, property or other tax returns, including information returns, to be filed with the appropriate office of the Internal Revenue Service or any other relevant taxing jurisdiction, as the case may be. As promptly as practicable, and in any event in sufficient time to permit timely preparation and filing by each Partner of its respective state and Federal tax returns, the Partnership shall deliver to each Partner a copy of each state and Federal tax return or tax report filed by the Partnership.

          (c) All elections for Federal income tax purposes, except as stated in
Section 10.9(a), required or permitted to be made by the Partnership, and all material decisions with respect to the calculation of its income or loss for tax purposes, shall be made in such manner as the Management Committee shall determine.

          10.10 Partner Accounts.

          (a) An individual partner account ("Partner Account") shall be maintained for each Partner and shall be adjusted as set forth herein.

          (b) The Partner Account maintained for each Partner (X) shall be credited with the sum of (a) the fair market value at the time of contribution of all capital contributions made by such Partner to the Partnership and the amount of all Net Income credited to the Partner account of such Partner pursuant to Section 4 and decreased by the sum of (i) the amount of all distributions made to such Partner and (ii) the amount of Net Loss charged to the Partner Account of such Partner pursuant to Section 4.1;

          (c) Partnership income, gains, losses and deductions shall, solely for income tax purposes, be allocated among the Partners in accordance with Section 704(c) of the Internal Revenue Code of 1986, as amended.

                                   ARTICLE XI
                           DISSOLUTION AND WINDING UP

          11.1 Dissolution Events. The Partnership shall be dissolved in case any of the following events shall occur:

          (a) The term of the Partnership shall expire pursuant to Section 2.4 of this Agreement.

          (b) The sale, abandonment or disposal by the Partnership of all or substantially all of its assets not in the ordinary course of business.

          (c) If the Partnership incurs a net loss for any fiscal year in excess of $10 million, and either Partner requests dissolution in writing within thirty
(30) days of receipt of the financial statements referred to in Section 10.8(a) of this Agreement.

          (d) If Cargill assigns, subleases or in any manner transfers its rights under its lease of the Seattle Facility to Cenex Harvest States.

          (e) If Cargill assigns, subleases or in any manner transfers its rights under its lease of the Seattle Facility to Tomen, Marubeni, Mitsui, Zennoh, Itochu, KFA (Korean Feed Assoc) or COFCO (Chinese Oil) (such parties are hereafter referred to collectively as the "First Tier Third Parties") and executes a put through agreement with such party giving Cargill access to 40% or more of the capacity of the Seattle Facility on an annual basis, and (i) Cargill, Cenex Harvest States and the Partnership cannot agree upon the terms and conditions under which said put through agreement will be assigned to the Partnership, or (ii) the terms and conditions of such put through agreement are unacceptable to Cenex Harvest States.

          (f) If Cargill assigns, subleases or in any manner transfers its rights under its lease of the Seattle Facility to one of the First Tier Third Parties but does not execute a put through agreement with such party giving Cargill access to 40% or more of the capacity of the Seattle Facility on an annual basis, then either Cargill or Cenex Harvest States can elect to dissolve the Partnership within thirty (30) days of such assignment, sublease or transfer.

          (g) If Cargill assigns, subleases or in any manner transfers its rights under its lease of the Seattle Facility to any third party other than the First Tier Third Parties or Cenex Harvest States, and (i) Cargill executes a put through agreement with such party giving Cargill access to 40% or more of the capacity of the Seattle Facility on an annual basis and (aa) Cargill, Cenex Harvest States and the Partnership cannot agree upon the terms and conditions under which said put through agreement will be assigned to the Partnership, or
(bb) the terms and conditions of such put through agreement are unacceptable to Cenex Harvest States, or (ii) Cargill does not execute a put through agreement with such party giving Cargill access to 40% or more of the capacity of the Seattle Facility on an annual basis, then either Cargill or Cenex Harvest States can elect to dissolve the Partnership within thirty (30) days of such assignment, sublease or transfer.

          (h) The Partnership or either Partner shall (i) file a petition in bankruptcy, (ii) petition or apply to any tribunal for the appointment of a receiver or any trustee for it or a substantial part of its assets, (iii) commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect, or (iv) make an assignment for the benefit of creditors or take any other similar action for the protection or benefit of creditors; or if there shall have been filed any such petition or application, or any such petition shall have been commenced against it, in which an order for relief is entered or which remains undismissed for a period of forty-five (45) days or more; or the Partnership or either Partner by any act or omission shall indicate its consent to, approval of or acquiescence in any such petition, application or proceeding or order for relief or the appointment of a receiver or any trustee for it or any substantial part of any of its properties, or shall suffer any such receivership or trusteeship to continue undischarged for a period of forty-five (45) days or more.

          No Partner shall have the right to dissolve or terminate the Partnership for any reason other than as set forth above or to withdraw from the Partnership other than as set forth in Article IX, and each Partner hereby waives any other right it may have with respect thereto.

          11.2 Winding Up. Upon dissolution of the Partnership pursuant to
Section 11.1, the Partnership shall be wound up and liquidated in accordance with law and the following provisions:

          (a) Each Partner shall pay to the Partnership all amounts owing by it to the Partnership.

          (b) The Partnership shall continue with the business necessary to complete and perform existing contracts until the distribution of the Partnership's assets as hereinafter provided. No new business or contracts shall be undertaken except as necessary to wind up and liquidate the Partnership.

          (c) The property and business of the Partnership shall be wound up and liquidated under the direction of the Management Committee or a Person duly appointed by the Management Committee (in any such case, the "Liquidator"). Upon the dissolution of the Partnership, the Liquidator shall cause a statement setting forth the assets and liabilities of the Partnership as of the date of dissolution of the Partnership (the "Dissolution Date") (including the fair market value of all of the assets of the Partnership) to be prepared promptly and furnished to each of the Partners, or upon the written request of either Partner, by the independent auditors of the Partnership. In preparing such a statement, the Liquidator may retain such independent appraisers or other advisors as the Liquidator deems advisable. All fees, costs, and expenses incurred in connection therewith shall be borne by the Partnership.

          (d) Following the preparation and distribution of such statement, the Liquidator shall distribute all the assets and assign all the liabilities of the Partnership to the Partners in the ratio of the Partner Account balances of the Partners after adjustment of the Partner Accounts for any profit or loss in the year of liquidation, any profit or loss realized or to be realized on any property sold or disposed of as part of the liquidation, and any profit which would be realized if any property distributed in kind had been sold at its fair market value by the Partnership.

          (e) In conjunction with dissolution and liquidation of the Partnership, Cargill shall pay to the Partnership the then book value (net of accumulated depreciation) of all capital improvements and/or repairs made by the Partnership to the Tacoma Facility during the term of the Partnership and which have been authorized to be made by the Management Committee.

          (f) In conjunction with dissolution and liquidation of the Partnership, the shares of the Bank of Cooperatives (the "COBANK") held by the Partnership shall be distributed equally to the Partners; provided, however, that in the even that COBANK will not transfer the Partnership's shares in COBANK stock to Cargill, then Cenex Harvest States will purchase all of the COBANK shares owned by the Partnership from the Partnership at the Net Present Value (NPV) of the stated carrying value of such shares as expressed on the Partnership's financial statements. It being understood that the NPV would be computed based upon the cash payout formula for stock redemption in use by COBANK at the date of the dissolution. The discount factor to be used for calculating the NPV would be 100 basis points over the applicable United States Treasury Note rate for the cash payout period.

          11.3 Put-through Agreement. Upon dissolution of the Partnership pursuant to Section 11.01(g), Cargill and Cenex Harvest States shall enter into a put-through agreement giving Cenex Harvest States the right to access the Tacoma Facility for put-through of Feedgrains and Oilseeds until May 31, 2000 at market put-through rates. The put-through agreement shall be substantially in accordance with the terms of the Put-Through Agreement attached hereto as Exhibit B. The term of the put-through agreement shall be likewise extended for any extensions which Cargill receives from the United States Department of Justice beyond six (6) months to divest its operation of the Seattle Facility.

          11.4 Put-through Agreement. Upon dissolution of the Partnership pursuant to Section 11.01(a), (b), (c), (e), (f) or (h), Cargill and Cenex Harvest States shall enter into a put-through agreement giving Cenex Harvest States the right to access the Tacoma Facility for put-through of Feedgrains and Oilseeds for the balance of the term of Cargill's lease of the Tacoma Facility (including any extensions, renewals or amendments thereof) at market put-through rates. The put-through agreement shall be substantially in accordance with the terms of the Put-Through Agreement attached hereto as Exhibit C.

                                   ARTICLE XII
                              DISPUTES; ARBITRATION

          12.1 Resolution of Controversies. Any dispute, controversy or claim between the Partners arising from this Agreement or the performance thereof shall be settled solely by arbitration in accordance with the provisions of
Section 12.2.

          12.2 Method of Arbitration. The arbitration shall be effected by arbitrators selected as hereinafter provided and shall be conducted by the American Arbitration Association in Minneapolis, Minnesota applying the Commercial Arbitration Rules in effect on the date thereof. The dispute shall be submitted to three arbitrators, each of who shall have had at least five (5) years' experience in connection with the business of the Partnership, one arbitrator being selected by the Partner submitting the controversy or dispute to arbitration, the second arbitrator being selected by the other Partner and the third arbitrator being selected by the two arbitrators so selected. Conditions of any such arbitration shall include (a) that the arbitrators shall not have the authority to modify, amend or supplement the terms of this Agreement, and shall interpret this Agreement strictly in accordance with its terms; (b) that the amount of capital required to be contributed by a Partner to the partnership shall not be increased; and (c) that the Partner submitting such controversy or dispute to arbitration shall appoint its arbitrator within fifteen (15) Business Days after the date of such submission. The failure of the Partner requesting arbitration to timely appoint such arbitrator shall void the effectiveness of the notice of submission of the matter to arbitration. The second arbitrator to be selected by the other Partner as hereinbefore provided shall be selected within fifteen (15) Business Days after receipt of notice by such Partner of the selection of the submitting arbitrator and, if the second arbitrator is not so selected, the determination of the single arbitrator selected by the submitting Partner shall be binding and conclusive. If the non-submitting Partner shall have timely selected the second arbitrator, then the two selected arbitrators shall select the third arbitrator within five (5) Business Days following the selection of the second arbitrator. The meetings of the arbitrators shall be held at such place or places as may be agreed upon by the arbitrators, and each Partner shall bear the cost of the fees and expenses of the arbitrator selected by or for it, with the fees and expenses of the third arbitrator to be borne equally. Upon making any order or award, which order may include an order to dissolve the Partnership pursuant to the provisions of Article X, the arbitrators shall retain jurisdiction to determine any subsequent claim that a defaulting Partner has failed to comply with terms of any such order or award. The arbitrators shall have no authority to impose a fine or penalty.

                                  ARTICLE XIII
                            CONFIDENTIAL INFORMATION

          13.1 Confidential Information. During the continuance of the Partnership and for a period of three (3) years after its termination, no Partner or its Affiliates or any officer or employee thereof shall divulge to any Person (except an Affiliate of such Person which shall undertake to be bound to the provisions of this Article XIII) any trade secret, or secret process, method or means or any other confidential information concerning the business or properties of the Partnership, the Partners or their Affiliates, or the manufacture, sale or licensing of products, processes and designs made or owned by the Partnership, the Partners, or their Affiliates, that come to the knowledge of such Partner, Affiliate, officer or employee by reason of the relationship of such Partner, Affiliate, officer or employee with the Partnership. The obligations under this Article XIII shall not apply to any information to the extent that (a) such information is or shall become part of the public domain, by publication or otherwise, through no fault of the Partner seeking to use or disclose such information, or (b) the receiving Partner, Affiliate, officer or employee shall be able to show such information to have been in its or his possession prior to the receipt thereof from the Partnership or other Partner or Affiliate or to have been received from a third party which shall not itself have received such information on a confidential basis from the Partnership or any Partner or Affiliate of a Partner.

          13.2 Non-Solicitation Clause. During the duration of this Agreement each Partner represents that it will not initiate employment discussions with personnel employed by the other Partner by direct contact or through executive search firms, employment agencies, or other indirect means, for so long as such personnel is employed by the Partner and for an additional six (6) months after such personnel leaves that Partner's employ. It being understood that this would not apply in instances where personnel from either Partner are responding to general advertisements of job openings.

                                   ARTICLE XIV
                                SECURITY INTEREST

          14.1 Security for Indemnity. To secure their respective indemnity obligations hereunder, each Partner hereby grants to the partnership and to the other Partner, pursuant to Article IX of the Uniform Commercial Code, a security interest in their respective right, title and interest in and to the Partnership, and under the Partnership Agreement, including all present and future rights to any profits, payments, distributions, or other rights to payment arising under or in connection with the Partnership Agreement (the "Collateral"); provided, however, that for so long as a Partner is not in default of any of its indemnity obligations hereunder, that Partner may receive all payments or distributions to which its is entitled as Partner of the Partnership. In the event a Partner is in default under its indemnity obligation, to the extent such default may be cured by the payment of money, the Partnership may, at the request of the non-defaulting Partner, make such payment and pay to the non-defaulting Partner the next available funds which would otherwise have been distributed to the defaulting Partner, up to an amount which will make the non-defaulting Partner whole, together with interest thereon from the date paid by the Partnership until reimbursed to the other Partner at the rate of 2% in excess of the Prime Rate.

          Alternatively, if such loss is incurred by the other Partner, such other Partner shall be entitled to receive all subsequent distributions otherwise payable to the defaulting Partner until the non-defaulting Partner has recovered the full amount of its loss together with interest at the rate of 2% in excess of the Prime Rate.

          Neither Partner will transfer or assign, grant a security interest in or otherwise dispose of its respective interests as debtor in and to the Collateral and will maintain the Collateral free and clear of all other liens, claims and security interests whatsoever. Provided that a Partner has discharged its respective obligations under and is not otherwise in default of its obligations hereunder, and is not the subject of any bankruptcy or insolvency proceeding, this security interest shall terminate only upon the settlement of all debts and claims outstanding with respect to the dissolution of the Partnership. Each Partner shall furnish to the Partnership and the other Partner, upon request, duly executed UCC1 financing statements covering the Collateral and such other documents, certifications and instruments as requested by the Partnership or the other Partner, to evidence, grant, perfect and prioritize the security interest granted in the Collateral.

                                   ARTICLE XV
                                  GOVERNING LAW

          15.1 Governing Law. The Partnership is formed pursuant to and shall be governed by and construed in accordance with the Partnership Law and laws of the State of Washington, exclusive of Washington's conflict of laws rules.

                                   ARTICLE XVI
                                   AMENDMENTS

          16.1 Amendments. The terms of this Agreement cannot be modified, varied or amended orally but only by a written instrument executed by all the Partners.

                                  ARTICLE XVII
                                     NOTICES

          17.1 Notices.

          (a) All notices, consents, demands, requests, reports and other documents authorized or required to be given pursuant to this Agreement shall be given in writing and either personally served to an officer or a member of the Management Committee of the Partner to whom it is given or mailed by registered or certified first class mail, postage prepaid, or sent by facsimile or telegram, addressed as follows:

                   If to Cargill:

                   CARGILL, INCORPORATED
                   North American Grain/Lake
                   15615 McGinty Road West
                   Wayzata, MN 55391-2398
                   Attn:  President
                   Facsimile No:  (612) 404-6025

                   With a copy to:

                   CARGILL, INCORPORATED
                   Law Department/24
                   15407 McGinty Road West
                   Wayzata, MN 55391-2399
                   Attn: North American Grain Attorney
                   Facsimile No: (612) 742-6349

                   If to Cenex Harvest States:

                   CENEX HARVEST STATES COOPERATIVES
                   5500 Cenex Drive
                   Inver Grove Heights, MN 55077
                   Attention: Legal Department
                   Facsimile No.: (651) 451-4554

          (b) Any Partner may change the address to which notices and other communications to it shall be sent by giving to the other Partner written notice of such change, in which case notices and other communications to the Partner giving the notice of the change of address shall not be deemed to have been sufficiently given or delivered unless addressed to it at the new address as stated in said notice. Notices shall be deemed to have been given (except as otherwise expressly set forth in this Agreement) (i) when delivered, if given by personal delivery or actual delivery during normal business hours, (ii) three
(3) Business Days after posting, if given by registered or certified mail, return receipt requested, (iii) two (2) Business Days after dispatch if given by telegram, or (iv) upon receipt, if given by facsimile.

                                  ARTICLE XVIII
                             SUCCESSORS AND ASSIGNS

          18.1 Successors and Assigns. Subject to the provisions of Article IX, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of the respective parties hereto in all respects as if they were mentioned throughout by words of proper designation.

                                   ARTICLE XIX
                                  MISCELLANEOUS

          19.1 Entire Agreement. This Agreement sets forth the entire agreement and understanding of the Partners with respect to the formation and operation of the Partnership and related transactions contemplated by this Agreement, and supersedes all prior agreements and understandings, written or oral, between the Partners with respect thereto.

          19.2 Severability. The unenforceability, invalidity, or illegality of any provision of this Agreement shall not affect or impair any other provision hereof or render it unenforceable, invalid or illegal.

          19.3 Interpretation. Wherever used in this Agreement, unless the context clearly indicates otherwise, the use of the singular includes the plural, and vice versa; and the use of any gender is applicable to any other gender.

          19.4 Captions. Captions contained in this Agreement are inserted only as a matter of convenience and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision hereof.

          19.5 Partition Waived. The Partners agree that the Partnership's interest, properties and investments are not and will not be suitable for partition. Accordingly, each of the Partners hereby irrevocable waives any and all rights that it may have to maintain any action for partition of any of such interests, properties or investments.

          19.6 Waiver and Consent. No consent or waiver, express or implied, by any Partner to or of any breach or default by any other Partner in the performance by such other Partner of its obligations hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance by such other Partner of the same or any other obligations of such Partner hereunder. Failure on the part of any Partner to complain of any act or failure to act of the other Partner or to declare such other Partner in default, irrespective of how long such failure continues, shall not constitute a waiver by such Partner of its right hereunder.

          19.7 Commercial Efficacy. The Partners shall take all reasonable actions to give commercial efficacy to the terms and conditions of this Agreement and to promote the business of the Partnership, including, but not limited to, taking or causing the members of the Management Committee appointed by them to take all necessary actions in a timely fashion, in order for the Partnership to pursue the business contemplated by this Agreement, entering into all the agreements contemplated hereby and any additional agreements or instruments of further assurance, as on advice from legal counsel, the Partners shall reasonably deem necessary, and seeking all necessary governmental approvals.

          19.8 Counterparts. This Agreement may be executed in any number of counterpart copies, each of which shall constitute an original and all of which shall constitute one agreement.

          19.9 GAAP Basis. In the event the auditors of the Partnership are required hereunder to determine the values, accounts, give opinions or make, any other valuation of any nature, the auditors shall employ generally accepted accounting principles consistently applied unless the context otherwise requires the application of the principles of tax accounting (or differing regulatory rules).

          19.10 First Right on Tacoma Facility. In the event Cargill wishes to sell, transfer or assign its lease of the Tacoma Facility to a third party during the term of the Partnership, Cargill shall provide Cenex Harvest States with thirty (30) days prior written notice of its desire to do so. During such thirty day period Cenex Harvest States shall have the first right to acquire the Tacoma Facility, and the Partners shall negotiate in good faith the terms and conditions of such proposed transaction. In the event the Partners cannot reach a mutually acceptable agreement for such transaction in the thirty day period, Cargill shall be free to pursue and consummate the sale, transfer or assignment of the Tacoma Facility to and with any third party, provided that such sale, transfer or assignment is on no less favorable terms and conditions to Cargill than the last offer of Cenex Harvest States to Cargill for same and Cenex Harvest States is still willing to agree to such terms and conditions (i.e., Cargill cannot sell, transfer or assign the Tacoma Facility to a third party on terms and conditions less favorable to Cargill than the last offer of Cenex Harvest States to Cargill for same). This section 19.10 shall not apply in the event Cargill is also transferring its interest in the Partnership to a third party.

          IN WITNESS WHEREOF, the Partners have executed this Agreement as of the date first above written.

                              CARGILL, INCORPORATED


                                       By:  /s/  Frank L. Sims
                                           -------------------------------------

                                       Name:
                                             -----------------------------------

                                       Title:
                                              ----------------------------------



                              CENEX HARVEST STATES COOPERATIVES


                                       By: /s/ Mark L. Palmquist
                                           -------------------------------------

                                       Name: Mark L. Palmquist
                                             -----------------------------------

                                       Title: Senior Vice President
                                              ----------------------------------

                                    EXHIBIT B

                              PUT-THROUGH AGREEMENT

          THIS Put-Through Agreement, dated ______________________ by and between CENEX HARVEST STATES COOPERATIVES ("CHS"), a Minnesota corporation; and CARGILL, INCORPORATED ("Cargill"), a Delaware corporation is made with reference to the following:

WITNESSETH:

          WHEREAS, CHS desires to enter into a put through agreement with respect to various commodities to be stored and handled at Cargill's Tacoma, Washington grain elevator ("Facility") all as described herein;

       NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreement set forth herein, the parties hereto, intending to be legally bound, mutually agree as follows:

       1. SERVICES PROVIDED. Cargill agrees to use its elevator facility, office space, personnel and support equipment currently located at the Facility to provide put through services for CHS in accordance with the terms of this Agreement for corn, sorghum and soybeans. CHS and Cargill may, but shall not be obligated to, agree to the put through of other commodities from time to time.

       2. PAYMENT FOR SERVICES. As consideration for providing the put through services and necessary elevator facilities, office space, personnel and support equipment, Cargill will be paid a put through fee equal to the fair market put through fee charged by elevators similarly situated for the applicable commodities. The fee shall be established upon commencement of this Agreement. If the parties are unable to agree upon what is the fair market put through fee at the time such fee is to be established, either party may submit the matter to the American Arbitration Association in Minneapolis, Minnesota. The decision of the arbitrators shall be binding upon the parties and enforceable in a court of law having jurisdiction over the parties.

       3. OPERATING EXPENSES. In consideration of payment received hereunder, Cargill will be responsible for all fixed and variable operating expenses with regard to the Facility (including labor), including, without limitation, depreciation, taxes, insurance, repairs and utilities.

       4. CARGILL FUNCTIONS. Cargill will be responsible for performing the normal day-to-day functions of the grain elevator business, including, without limitation, weighing, grading and binning inbound grain deliveries and loading outbound shipments.

       5. INSURANCE. Cargill will maintain the property and casualty insurance on the Facility as it sees fit. CHS shall be responsible for insuring its inventory.

       6. INDEMNITY. CHS, its respective affiliates, officers, directors and employees, successors and assigns shall be indemnified and held harmless by Cargill from any and all liabilities, losses, damages, costs and expenses, interest, awards, judgments and penalties (including, without limitation, reasonable legal costs and expenses) actually suffered or incurred by it to the extent arising out of or resulting from the negligent acts of any of Cargill, its employees or agents hereunder. In no event shall Cargill be liable under this paragraph for CHS's lost profits, lost business or damage to the goodwill or reputation of CHS; provided, however, that nothing herein shall be construed as limiting Cargill's liability for, and the preceding limitations shall not apply to, breach of this Agreement.

       7. TERM. [LENGTH OF TERM DETERMINED IN ACCORDANCE WITH PARAGRAPH 11.3 OF THE TEMCO PARTNERSHIP AGREEMENT BETWEEN CHS AND CARGILL]. Cargill covenants and agrees to keep such lease in full force and effect for the term of this Agreement and covenants and agrees not to voluntarily terminate such lease before expiration or termination of this Agreement without the prior written consent of CHS. If Cargill sells or otherwise transfers its interest in the Facility during the term of this Agreement, Cargill shall obtain the written agreement of the transferee to be bound by the terms of this Agreement.

       8. MISCELLANEOUS PROVISIONS.

          8.1 BINDING EFFECT. This Agreement shall be binding on and inure to the benefit of the parties and their heirs, personal representatives, successors, and, to the extent permitted by Section 8.2, assigns.

          8.2 ASSIGNMENT. Except with the other party's prior written consent, a party may not assign any rights or delegate any duties under this Agreement.

          8.3 NOTICES. Any notice or other communication required or permitted to be given under this Agreement shall be in writing and shall be mailed by certified mail, return receipt requested, postage prepaid, addressed to the parties as follows:

          (a)  To CHS:        Cenex Harvest States Cooperatives
                              Attention: Senior Vice President, Grain Marketing
                              5500 Cenex Drive
                              Inver Grove Heights, MN 55077

          with a copy to:     Cenex Harvest States Cooperatives
                              Attention: Legal Department
                              5500 Cenex Drive
                              Inver Grove Heights, MN 55077

          (b)  To Cargill:    Cargill, Incorporated
                              Attention: N.A. Grain President/Lake
                              15615 McGinty Road West
                              Wayzata, MN 55391-2398

          with copies to:     Cargill, Incorporated
                              Attention: Law Department/N.A. Grain Attorney
                              P.O. Box 5624
                              Minneapolis, MN 55440-5624

Any notice or other communication shall be deemed to be given at the expiration of the day after the date of deposit in the United States mail. The addresses to which notices or other communications shall be mailed may be changed from time to time by giving written notice to the other party as provided in this Section.

          8.4 ATTORNEY FEES. If any suit, action or arbitration proceeding is filed by any party to enforce this Agreement or otherwise with respect to the subject matter of this Agreement, the prevailing party shall be entitled to recover reasonable attorney fees incurred in preparation or in prosecution or defense of such suit, action or arbitration proceeding as fixed by the trial court, or the arbitrator(s) and if any appeal is taken from the decision of the trial court or the arbitrator(s), reasonable attorney fees as fixed by the appellate court.

          8.5 AMENDMENTS. This Agreement may be amended only by an instrument in writing executed by all the parties.

          8.6 HEADINGS. The headings used in this Agreement are solely for convenience of reference, are not part of this Agreement, and are not to be considered in construing or interpreting this Agreement.

          8.7 ENTIRE AGREEMENT. This Agreement (including the exhibits) sets forth the entire understanding of the parties with respect to the subject matter of this Agreement and supersedes any and all prior understandings and agreements, whether written or oral, between the parties with respect to such subject matter.

          8.8 COUNTERPARTS. This Agreement may be executed by the parties in separate counterparts, each of which when executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.

          8.9 SEVERABILITY. If any provision of this Agreement shall be invalid or unenforceable in any respect for any reason, the validity and enforceability of any such provision in any other respect and of the remaining provisions of this Agreement shall not be in any way impaired.

          8.10 WAIVER. A provision of this Agreement may be waived only by a written instrument executed by the party waiving compliance. No waiver of any provision of this Agreement shall constitute a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. Failure to enforce any provision of this Agreement shall not operate as a waiver of such provision or any other provision.

          8.11 GENDER. Any indication of gender of a party in this Agreement shall be modified, as required, to fit the gender of the party or parties in question.

          8.12 FURTHER ASSURANCES. From time to time, each of the parties shall execute, acknowledge, and deliver any instruments or documents necessary to carry out the purposes of this Agreement.

          8.13 TIME OF ESSENCE. Time is of the essence for each and every provision of this Agreement.

          8.14 NO THIRD-PARTY BENEFICIARIES. Nothing in this Agreement, express or implied, is intended to confer on any person, other than the parties to this Agreement, any right or remedy of any nature whatsoever.

          8.15 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the state of Washington.

          8.16 ARBITRATION. Any controversy or claim arising out of or relating to this Agreement, including, without limitation, the making, performance, or interpretation of this Agreement, shall be settled by arbitration before the American Arbitration Association in Minneapolis, Minnesota.

          8.17 FORCE MAJEURE. Neither party shall be liable to the other for failure or delay in performance of its obligations by a cause not within its reasonable control, including, but not limited to, acts of God, acts of public disturbance, riots, war, fire, windstorm, flood, strikes, destruction of facilities, or other labor disputes or government intervention, provided, however, that the party experiencing the force majeure condition shall use commercially reasonable efforts to remove such condition as soon as possible, and upon such removal, the terms of this Agreement shall become fully in effect.

      IN WITNESS WHEREOF, the undersigned have executed this Agreement on the date and year first above written.

                                  CENEX HARVEST STATES COOPERATIVES, a Minnesota corporation


                                  By:
                                       -----------------------------------------
                                       Its


                                  CARGILL, INCORPORATED, a Delaware corporation


                                  By:
                                       -----------------------------------------
                                       Its

                                    EXHIBIT C

                              PUT-THROUGH AGREEMENT

          THIS Put-Through Agreement, dated ___________________________ by and between CENEX HARVEST STATES COOPERATIVES ("CHS"), a Minnesota corporation; and CARGILL, INCORPORATED ("Cargill"), a Delaware corporation is made with reference to the following:

WITNESSETH:

          WHEREAS, CHS desires to enter into a put through agreement with respect to various commodities to be stored and handled at Cargill's Tacoma, Washington grain elevator ("Facility") all as described herein;

       NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreement set forth herein, the parties hereto, intending to be legally bound, mutually agree as follows:

       1. SERVICES PROVIDED. Cargill agrees to use its elevator facility, office space, personnel and support equipment currently located at the Facility to provide put through services for CHS in accordance with the terms of this Agreement for corn, sorghum and soybeans. CHS and Cargill may, but shall not be obligated to, agree to the put through of other commodities from time to time.

       2. PAYMENT FOR SERVICES. As consideration for providing the put through services and necessary elevator facilities, office space, personnel and support equipment, Cargill will be paid a put through fee equal to the fair market put through fee charged by elevators similarly situated for the applicable commodities. The fee shall be established upon commencement of this Agreement and shall be adjusted annually during the term of this Agreement to reflect the then current fair market put through fee. If the parties are unable to agree upon what is the fair market put through fee at the time such fee is to be established or adjusted, either party may submit the matter to the American Arbitration Association in Minneapolis, Minnesota. The decision of the arbitrators shall be binding upon the parties and enforceable in a court of law having jurisdiction over the parties.

       3. OPERATING EXPENSES. In consideration of payment received hereunder, Cargill will be responsible for all fixed and variable operating expenses with regard to the Facility (including labor), including, without limitation, depreciation, taxes, insurance, repairs and utilities.

       4. CARGILL FUNCTIONS. Cargill will be responsible for performing the normal day-to-day functions of the grain elevator business, including, without limitation, weighing, grading and binning inbound grain deliveries and loading outbound shipments.

       5. INSURANCE. Cargill will maintain the property and casualty insurance on the Facility as it sees fit. CHS shall be responsible for insuring its inventory.

       6. INDEMNITY. CHS, its respective affiliates, officers, directors and employees, successors and assigns shall be indemnified and held harmless by Cargill from any and all liabilities, losses, damages, costs and expenses, interest, awards, judgments and penalties (including, without limitation, reasonable legal costs and expenses) actually suffered or incurred by it to the extent arising out of or resulting from the negligent acts of any of Cargill, its employees or agents hereunder. In no event shall Cargill be liable under this paragraph for CHS's lost profits, lost business or damage to the goodwill or reputation of CHS; provided, however, that nothing herein shall be construed as limiting Cargill's liability for, and the preceding limitations shall not apply to, breach of this Agreement.

       7. TERM. The term of this Agreement shall continue until expiration of the term of the Cargill's lease of the Facility, including any extensions, renewals or amendments thereof. Cargill covenants and agrees to keep such lease in full force and effect for the term thereof and covenants and agrees not to voluntarily terminate such lease before its expiration without the prior written consent of CHS. If Cargill sells or otherwise transfers its interest in the Facility, Cargill shall obtain the written agreement of the transferee to be bound by the terms of this Agreement.

       8. MISCELLANEOUS PROVISIONS.

          8.1 BINDING EFFECT. This Agreement shall be binding on and inure to the benefit of the parties and their heirs, personal representatives, successors, and, to the extent permitted by Section 8.2, assigns.

          8.2 ASSIGNMENT. Except with the other party's prior written consent, a party may not assign any rights or delegate any duties under this Agreement.

          8.3 NOTICES. Any notice or other communication required or permitted to be given under this Agreement shall be in writing and shall be mailed by certified mail, return receipt requested, postage prepaid, addressed to the parties as follows:

          (a)  To CHS:         Cenex Harvest States Cooperatives
                               Attention: Senior Vice President, Grain Marketing
                               5500 Cenex Drive
                               Inver Grove Heights, MN 55077

          with a copy to:      Cenex Harvest States Cooperatives
                               Attention: Legal Department
                               5500 Cenex Drive
                               Inver Grove Heights, MN 55077

          (b)  To Cargill:     Cargill, Incorporated
                               Attention: N.A. Grain President/Lake
                               15615 McGinty Road West
                               Wayzata, MN 55391-2398

          with copies to:      Cargill, Incorporated
                               Attention: Law Department/N.A. Grain Attorney
                               P.O. Box 5624
                               Minneapolis, MN 55440-5624

Any notice or other communication shall be deemed to be given at the expiration of the day after the date of deposit in the United States mail. The addresses to which notices or other communications shall be mailed may be changed from time to time by giving written notice to the other party as provided in this section.

          8.4 ATTORNEY FEES. If any suit, action or arbitration proceeding is filed by any party to enforce this Agreement or otherwise with respect to the subject matter of this Agreement, the prevailing party shall be entitled to recover reasonable attorney fees incurred in preparation or in prosecution or defense of such suit, action or arbitration proceeding as fixed by the trial court, or the arbitrator(s) and if any appeal is taken from the decision of the trial court or the arbitrator(s), reasonable attorney fees as fixed by the appellate court.

          8.5 AMENDMENTS. This Agreement may be amended only by an instrument in writing executed by all the parties.

          8.6 HEADINGS. The headings used in this Agreement are solely for convenience of reference, are not part of this Agreement, and are not to be considered in construing or interpreting this Agreement.

          8.7 ENTIRE AGREEMENT. This Agreement (including the exhibits) sets forth the entire understanding of the parties with respect to the subject matter of this Agreement and supersedes any and all prior understandings and agreements, whether written or oral, between the parties with respect to such subject matter.

          8.8 COUNTERPARTS. This Agreement may be executed by the parties in separate counterparts, each of which when executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.

          8.9 SEVERABILITY. If any provision of this Agreement shall be invalid or unenforceable in any respect for any reason, the validity and enforceability of any such provision in any other respect and of the remaining provisions of this Agreement shall not be in any way impaired.

          8.10 WAIVER. A provision of this Agreement may be waived only by a written instrument executed by the party waiving compliance. No waiver of any provision of this Agreement shall constitute a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. Failure to enforce any provision of this Agreement shall not operate as a waiver of such provision or any other provision.

          8.11 GENDER. Any indication of gender of a party in this Agreement shall be modified, as required, to fit the gender of the party or parties in question.

          8.12 FURTHER ASSURANCES. From time to time, each of the parties shall execute, acknowledge, and deliver any instruments or documents necessary to carry out the purposes of this Agreement.

          8.13 TIME OF ESSENCE. Time is of the essence for each and every provision of this Agreement.

          8.14 NO THIRD-PARTY BENEFICIARIES. Nothing in this Agreement, express or implied, is intended to confer on any person, other than the parties to this Agreement, any right or remedy of any nature whatsoever.

          8.15 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the state of Washington.

          8.16 ARBITRATION. Any controversy or claim arising out of or relating to this Agreement, including, without limitation, the making, performance, or interpretation of this Agreement, shall be settled by arbitration before the American Arbitration Association in Minneapolis, Minnesota.

          8.17 FORCE MAJEURE. Neither party shall be liable to the other for failure or delay in performance of its obligations by a cause not within its reasonable control, including, but not limited to, acts of God, acts of public disturbance, riots, war, fire, windstorm, flood, strikes, destruction of facilities, or other labor disputes or government intervention, provided, however, that the party experiencing the force majeure condition shall use commercially reasonable efforts to remove such condition as soon as possible, and upon such removal, the terms of this Agreement shall become fully in effect.

      IN WITNESS WHEREOF, the undersigned have executed this Agreement on the date and year first above written.

                                  CENEX HARVEST STATES COOPERATIVES, a Minnesota corporation

                                  By:
                                       -----------------------------------------
                                       Its


                                  CARGILL, INCORPORATED, a Delaware corporation


                                  By:
                                       -----------------------------------------
                                       Its